EXHIBIT 10.1.11

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”

FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December 16, 2024, to the Credit Agreement referenced below, is by and among PAGE EIGHT FUNDING LLC, a Delaware limited liability company (the “Borrower”), CONSUMER PORTFOLIO SERVICES, INC., a California Corporation (“CPS” or the “Servicer”), the Lenders set forth on the signature pages hereto, and CITIBANK, N.A., a national banking association, in its capacity as administrative agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H

WHEREAS, a loan facility has been extended to the Borrower pursuant to that certain Eighth Amended and Restated Credit Agreement, dated as of November 1, 2024 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Servicer, the Lenders from time to time party thereto (the “Lenders”), the Agent, and Citibank, N.A., as collateral agent; and

WHEREAS, CPS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement pursuant to Section 9.01 thereof on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.               Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.               Amendments. Effective as of the date hereof (the “Effective Date”), the Credit Agreement is hereby amended as follows:

2.1.           As of the Effective Date, the Credit Agreement is hereby amended to delete Schedule I thereto in its entirety and replace it with Schedule I attached as Exhibit A to this Amendment.

3.               Adjustments to Funding Percentages. Notwithstanding anything to the contrary in Section 2.01(b) of the Credit Agreement, for Funding Dates following the Effective Date, the Class B Lenders may, at their sole discretion, reallocate as between the Class B Lenders only, the amount each Class B Lender is required to fund under Section 2.01(b) on any Funding Date until the percentage of the portion of the aggregate Class B Loan Balance, after giving effect to any Class B Loans being made on such Funding Date, of each Class B Lender equals each such Class B Lender’s Applicable Percentage.

4.               Conditions Precedent. The Effective Date shall not occur until the following conditions have been satisfied: (i) the Agent shall have received duly executed counterparts of this Amendment properly executed by each of CPS, the Borrower, the Lenders and the Agent; (ii) the Agent shall have received duly executed copies of the Fee Letter and Class B Fee Letter; (iii) the Agent shall have received an Opinion of Counsel of counsel to the Borrower addressed to the Administrative Agent, the Lenders and other parties as may be agreed by such counsel with respect to certain corporate and enforceability matters; (iv) the Agent shall have received the Class A Amendment Fee Amount (as defined in the Fee Letter); and (v) the Class B Lenders shall have received the Class B Additional Upfront Fee (as defined in the Class B Fee Letter).

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5.               Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6.               Representations and Warranties; No Default. Each of the Borrower and CPS represents and warrants to the Agent that after giving effect to this Amendment:

(a)             it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

(b)             the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its certificate of formation, certificate of incorporation, limited liability company operating agreement, by-laws or other organizational documents, as applicable, or (B) any applicable law;

(c)             no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d)             this Amendment has been duly executed and delivered by it;

(e)             this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f)              each of the representations and warranties set forth in Sections 5.01 and 5.02, as applicable, of the Credit Agreement is true and correct;

(g)             no Event of Default or Amortization Event has occurred and is continuing and no event or condition exists that, with the giving of notice and/or passage of time, would constitute an Event of Default or Amortization Event.

7.               Reaffirmation of Obligations. Each of the Borrower and CPS (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge the Borrower’s or CPS’s obligations under the Loan Documents.

8.               Miscellaneous.

(a)             This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Amendment may be executed and delivered by facsimile, portable document format (.pdf), or other Electronic Transmission (as defined below) all with the same force and effect as if the same was a fully executed and delivered original manual counterpart. Delivery of an executed electronic signature page of this Amendment by facsimile, portable document format (.pdf), or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof and each party to this Amendment agrees that it will be bound by its own signature and that it accepts the facsimile, portable document format (.pdf), or other electronic signature of each other party to this Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Amendment which has been converted into electronic form (such as scanned portable format (.pdf)), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention. The Agent may, at its option, create one or more copies of the Amendment in an electronic form, which shall be deemed created in the ordinary course of the Agent’s business, and destroy the original paper document. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this paragraph shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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(b)             The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)             This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d)             Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

(e)             The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(f)              Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g)             This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(h)             TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

(i)              THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

9.               Limited Recourse and Non-Petition. The provisions of Sections 9.10 and 9.16 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein mutatis mutandis.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

PAGE EIGHT FUNDING LLC

By:	/s/ Denesh Bharwani
Name:	Denesh Bharwani
Title:	VP

CPS:

CONSUMER PORTFOLIO SERVICES, INC.

By:	/s/ Denesh Bharwani
Name:	Denesh Bharwani
Title:	EVP

AGENT: CITIBANK, N.A.
By:	/s/ David DeBenedetto
Name:	David DeBenedetto
Title:	Authorized Signatory

LENDERS: CITIBANK, N.A., as a Class A Committed Lender
By:	/s/ David DeBenedetto
Name:	/David DeBenedetto
Title:	Authorized Signatory

[Citi/Oaktree/CPS Warehouse – First Amendment to Eighth A&R Credit Agreement]

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CAFCO, LLC, as a Class A Conduit Lender

By: CITIBANK, N.A., as its attorney-in-fact

By:	/s/ Linda Moses
Name:	Linda Moses
Title:	Authorized Signatory

CHARTA, LLC, as a Class A Conduit Lender

By: CITIBANK, N.A., as its attorney-in-fact

By:	/s/ Linda Moses
Name:	Linda Moses
Title:	Authorized Signatory

CIESCO, LLC, as a Class A Conduit Lender By: CITIBANK, N.A., as its attorney-in-fact
By:
Name:
Title:

CRC FUNDING, LLC, as a Class A Conduit Lender By: CITIBANK, N.A., as its attorney-in-fact
By:	/s/ Linda Moses
Name:	Linda Moses
Title:	Authorized Signatory

[Citi/Oaktree/CPS Warehouse – First Amendment to Eighth A&R Credit Agreement]

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ABF AUTO HOLDINGS 2024-1, LLC, as a Committed Lender and as a Class B Lender By: Oaktree Fund GP IIA, LLC, its Manager By: Oaktree Fund GP II, L.P., its Managing Member

By:	/s/ Brendan Beer
Name:	Brenden Beer
Title:	Authorized Signatory

By:	/s/ Christopher Gray
Name:	Christopher Gray
Title:	Authorized Signatory

OAKTREE DIVERSIFIED INCOME FUND INC., as a Committed Lender and as a Class B Lender By: Oaktree Fund Advisors, LLC, its Investment Advisor

By:	/s/Brenden Beer
Name:	Brenden Beer
Title:	Managing Director

By:	/s/ Christopher Gray
Name:	Christopher Gray
Title:	Senior Vice President

[Citi/Oaktree/CPS Warehouse – First Amendment to Eighth A&R Credit Agreement]

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EXHIBIT A

SCHEDULE I

LENDERS’ COMMITMENTS

AND CALCULATION OF MAXIMUM LOAN BALANCES

[***]

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